                                                                   EXHIBIT 10.15

                             FACILITY USE AGREEMENT

      THIS FACILITY USE AGREEMENT (hereinafter "Agreement") is entered into this 1st day of January 2005, between Louisiana Military Department (hereinafter "Lessor"), whose principal place of business is 100 Louisiana Boulevard, Minden, LA 71055 and Valentec Systems, Inc. - Chemical Laboratory, (hereinafter "Tenant") whose principal place of business is 2900 Java, Minden, LA 71055.

      Whereas, Lessor has been granted the right to enter into agreements with for the use of portions of Camp Minden;

Now, therefore:

1.    PROPERTY DESCRIPTION AND CONDITION

      a. Property Description. Lessor represents that it has authority to, and warrants and agrees to Subcontract to Tenant the real property located at the CAMP MINDEN, which real property is more particularly described on Exhibit "A" attached hereto and made a part hereof, together with all rights, privileges, easements, rights-of-ways and appurtenances belonging to or in any way pertaining thereto (the "Land"), together with the building and all appurtenant facilities serving the Land and/or said buildings exclusively, and all other improvements located on the Land (collectively the "Building") (hereinafter the Land and the Building being collectively referred to as the "Demised Premises").

      b. Use. The Tenant shall use the Demised Premises for the purpose of performing chemical analysis of commercial industrial customers and for other related purposes. Lessor will

IN WITNESS WHEREOF, intending to be legally bound hereby, the parties hereto have caused this lease to be executed by their duly authorized representatives the day and year first written above.

Louisina Military Department          Lessor Systems, Inc. - Chemical Laboratory
Lessor                                Tenant

By: /s/ Lester Schmidt                By: /s/ Steve Shows
    -----------------------               --------------------
    COL Lester Schmidt                    Steve Shows
    State Contracting Officer             Vice President/General Manager

                                    EXHIBIT B
                                 TENANT USE FEE

Tenant Use Fee (Ref. 3 B1)

Building Summary:

  Area                                  Buildings                  Total Sq. Ft.     Total/Mo.    Total/Yr.
  ----                                  ---------                  -------------     ---------    ---------
1. Area W                  Building 2900, 2901, 2902, 2903,
                           2904, 2905, and 2906                    8,167 Sq. Ft.    $1,361.17      $16,334

2. Equipment               See attached list                                        $2,368.00      $28,416

    TOTAL                                                                           $3,729.17      $44,750

UTILITIES:

Electricity = $Metered

Water Rate = $1.40/1000 gallons

                             FACILITY USE AGREEMENT

      THIS FACILITY USE AGREEMENT (hereinafter "Agreement") is entered into this 1st day of January 2005, between the Louisiana Military Department (hereinafter "Lessor"), whose principal place of business is 100 Louisiana Boulevard, Minden, LA 71055 and Valentec Systems, Inc. (hereinafter "Lessee") whose principal place of business is 2618 York Avenue, Minden, LA 71055.

Whereas, Lessor has been granted the right to enter into agreements with for the use of portions of Camp Minden.

Now, therefore:

1. PROPERTY DESCRIPTION AND CONDITION

      a. Property Description. Lessor, represents that it has authority to, and warrants and agrees to Subcontract to Lessee the real property located at Camp Minden, which real property is more particularly described on Exhibit "A" attached hereto and made a part hereof, together with all rights, privileges, easements, rights-of-ways and appurtenances belonging to or in any way pertaining thereto (the "Land"), together with the building and all appurtenant Lessee facilities serving the Land and/or said buildings exclusively, and all other improvements located on the Land (collectively the "Building") (hereinafter the Land and the Building being collectively referred to as the "Demised Premises").

      b. Use. The Lessee shall use the Demised Premises for the purpose of pyrotechnic and munitions manufacturing. Lessor will provide the use of the Demised Premises to the

      d. Captions. The captions appearing in this agreement are inserted and included solely for convenience and shall never be considered or given any effect in construing this agreement provision or provisions hereof, or in connection with the duties, obligations or liabilities of the respective parties hereto or in ascertaining intent, if any question of intent exists.

      e. Force Majeure. Neither party shall be liable for its failure to perform under this Agreement, if such failure to perform is due to causes beyond its control, including, but not limited to, fires, floods, wind storms, ice storms, labor disputes, court orders, and any acts or demands of any person or agency exercising governmental control.

IN WITNESS WHEREOF, intending to be legally bound hereby, the parties hereto have caused this lease to be executed by their duly authorized representatives the day and year first written above.

Louisiana Military Department.                Valentec Systems, Inc.
LESSOR                                        LESSEE

By: /s/ Lester Schmidt                        By: /s/ Steve Shows
    -----------------------                       -----------------------
    COL Lester Schmidt                            Steve Shows
    State Contracting Officer                     Vice-President/General Manager

                                    EXHIBIT A

                            Buildings and Structures

                                    EXHIBIT B
                                 LESSEE USE FEE
                                     Area Y

Lessee Use Fee (Ref. 3 B1)

Building          Sq. Ft.        Annual Rate        Monthly Rate    Total/Mo.      Total/Yr.
--------          -------        -----------       --------------   ---------      ---------
Area Y, #2618
Area Y, #2618      4,930         $2.00/Sq. Ft.     $0.1666/Sq. Ft.  $  821.67     $  9,860.00
Area Y, #2629     21,420         $1.00/Sq. Ft.     $0.0833/Sq. Ft.  $1,785.00     $ 21,420.00
Area Y, #2630     28,525         $1.00/Sq. Ft.     $0.0833/Sq. Ft.  $2,377.08     $ 28,525.00

Equipment -
see attached
list                                                                $3,410.00     $ 40,920.00

TOTAL                                                               $8,393.77     $100,445.00

Electricity Use Fee- Bldg - 2618 - $500/month until meter installed
                     Bldg - 2629 - 1/2 of metered rate
                     Bldg - 2630 - $300/month until meter installed Water Use Fee (Ref. 4 E)
Water Rate = $1.40/1000 gallons

                             FACILITY USE AGREEMENT

      THIS FACILITY USE AGREEMENT (hereinafter "Agreement") is entered into this 1st day of January 2005, between the Louisiana Military Department (hereinafter "Lessor"), whose principal place of business is 100 Louisiana Boulevard, Minden, LA 71055 and Valentec Systems, Inc. (hereinafter "Lessee") whose principal place of business is 2618 York Avenue, Minden, LA 71055.

Whereas, Lessor has been granted the right to enter into agreements with for the use of portions of Camp Minden.

Now, therefore:

1. PROPERTY DESCRIPTION AND CONDITION

      a. Property Description. Lessor, represents that it has authority to, and warrants and agrees to Subcontract to Lessee the real property located at Camp Minden, which real property is more particularly described on Exhibit "A" attached hereto and made a part hereof, together with all rights, privileges, easements, rights-of-ways and appurtenances belonging to or in any way pertaining thereto (the "Land"), together with the building and all appurtenant Lessee facilities serving the Land and/or said buildings exclusively, and all other improvements located on the Land (collectively the "Building") (hereinafter the Land and the Building being collectively referred to as the "Demised Premises").

      b. Use. The Lessee shall use the Demised Premises for the purpose of pyrotechnic and munitions manufacturing. Lessor will provide the use of the Demised Premises to the

      d. Captions. The captions appearing in this agreement are inserted and included solely for convenience and shall never be considered or given any effect in construing this agreement provision or provisions hereof, or in connection with the duties, obligations or liabilities of the respective parties hereto or in ascertaining intent, if any question of intent exists.

      e. Force Majeure. Neither party shall be liable for its failure to perform under this Agreement, if such failure to perform is due to causes beyond its control, including, but not limited to, fires, floods, wind storms, ice storms, labor disputes, court orders, and any acts or demands of any person or agency exercising governmental control.

IN WITNESS WHEREOF, intending to be legally bound hereby, the parties hereto have caused this lease to be executed by their duly authorized representatives the day and year first written above.

Louisiana Military Department                 Valentec Systems, Inc.
LESSOR                                        LESSEE

By: /s/ Lester Schmidt                        By: /s/ Steve Shows
    ----------------------                        ---------------------
    COL Lester Schmidt                            Steve Shows
    State Contacting Officer                      Vice-President/General Manager

                                    EXHIBIT B
                                 LESSEE USE FEE

     Building                                    Sq. Ft.       Annual Rate      Monthly Rate      Total/Mo.      Total/Yr.
     --------                                    -------       ------------   ---------------     ---------     ----------
Area D,                                         *81,065        $l.00/Sq.Ft.   $0.08337 Sq. Ft.    $6,755.42     $81,065.00
Bldgs.1202, 1207,
1208, 1209, 1213,
1218,1220,1222,
1225,1226,1227,
1228, 1229, 1241,
1251, 1265, and
1266

Area L-3                                         13,344        $1.00/Sq.Ft.   $0.0833/ Sq. Ft.    $ 1,112.00     $ 13,344.00
Ft. 2306,2307,2308,2309,
2310,2359,2360

Equipment rental                                                                                  $ 1,442.00     $  17304.00

Area P                                              200        $6.00/sq.ft    $0.5/Sq.Ft          $   100.00     $  1,200.00

TOTAL                                                                                             $ 9,409.42     $112,913.00

Effective 1 July, 2005
Area D Bldg                                      48,363        $1.65          $.01375/sq.ft.      $ 6,649.91     $ 79,798.95
1233

 TOTAL AFTER 1 JULY 2005                                                                          $16,059.33     $192,711.95

* Change effective April 1, 2005

All other terms of this Agreement remain UNCHANGED.

                                      - 3 -